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Exhibit 32
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In
connection
with
the
quarterly
report
of
Lesaka
Technologies,
Inc.
(“Lesaka”)
on
Form 10-Q
for
the
quarter
ended
September 30, 2025,
as filed with
the Securities and
Exchange Commission
on the date
hereof (the “Report”),
Ali Mazanderani and
Dan Smith,
Executive Chairman
and Group
Chief Financial
Officer,
respectively,
of Lesaka,
certify,
pursuant to
18 U.S.C. § 1350,
that to their knowledge:
1.
The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934,
as amended;
and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results
of operations of Lesaka.
Date: November 5, 2025 /s/: Ali Mazanderani
Name: Ali Mazanderani
Executive Chairman
Date: November 5, 2025 /s/: Dan Smith
Name: Dan Smith
Group Chief Financial Officer